UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2024

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	83-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,
 including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Capital Market

Warrants to purchase shares of Common Stock	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 4, 2024, Canoo, Inc. (the “Company”) received notice from The Nasdaq Stock Market (“Nasdaq”) that the closing bid price for our common stock had been below $1.00 per share for the previous 30 consecutive business days, and that we are therefore not in compliance with the minimum bid price requirement for continued inclusion on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). Nasdaq’s notice has no immediate effect on the listing or trading of our common stock on The Nasdaq Capital Market.

The notice indicates that we will have 180 calendar days, until June 2, 2025, to regain compliance with this requirement. We can regain compliance with the $1.00 minimum bid listing requirement if the closing bid price of our common stock is at least $1.00 per share for a minimum of ten (10) consecutive business days during the 180-day compliance period.

If the Company does not regain compliance during the initial compliance period, we may be eligible for an additional 180 day period to regain compliance. To qualify, we would be required to meet the continued listing requirement for market value of our publicly held shares and all other Nasdaq initial listing standards, with the exception of the minimum bid price requirement under Rule 5550(a)(2), and we would need to provide written notice to Nasdaq of our intention to cure the deficiency during the second compliance period. If it appears to Nasdaq that we will not be able to cure the deficiency, or if we are otherwise not eligible, we expect that Nasdaq will notify us that our common stock will be subject to delisting. We will have the right to appeal a determination to delist our common stock, and our common stock would remain listed on The Nasdaq Capital Market until the completion of the appeal process.

We intend to actively monitor the minimum bid price of our common stock and may, as appropriate, consider available options to regain compliance with Rule 5550(a)(2), including undertaking a reverse stock split. However, there can be no assurance that the Company will be able to regain compliance with Rule 5550(a)(2).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on December 6, 2024, the Company’s stockholders voted on the following matters:

1.	Election of three directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
Debra Von Storch	25,402,945	3,900,006	19,493,880
James Chen	19,685,181	9,617,770	19,493,880
Foster Chiang	16,779,919	12,523,932	19,493,880

2.	Approve, by an advisory vote, the compensation of the Company’s named executive officers.

For	Against	Abstain/Withheld	Broker Non-Votes
14,905,181	6,467,662	7,930,148	19,493,880

3.	To approve, pursuant to Nasdaq Rule 5635, the issuance of shares of our common stock, par value $0.0001 per share (“Common Stock”), to YA II PN, Ltd. (“Yorkville”) pursuant to our Prepaid Advance Agreement entered into with Yorkville on July 19, 2024 (as amended and supplemented from time to time, the “July PPA”), in excess of 20% of the number of shares of our Common Stock outstanding on June 13, 2024 (the “Yorkville Share Issuance Proposal”).

For	Against	Abstain/Withheld	Broker Non-Votes
16,984,148	4,431,644	7,887,159	19,493,880

4.	To approve an amendment to the July PPA with Yorkville to lower the minimum floor price at which shares of Common Stock may be sold by us under the July PPA to $0.20 per share (the “Yorkville July PPA Floor Price Proposal”).

For	Against	Abstain/Withheld	Broker Non-Votes
15,480,906	6,111,882	7,710,163	19,493,880

5.	To approve an amendment to our Prepaid Advance Agreement entered into with Yorkville on July 20, 2022 (as amended and supplemented from time to time, the “2022 PPA”), to lower the minimum floor price at which shares of Common Stock may be sold by us under the 2022 PPA to $0.20 per share (the “Yorkville 2022 PPA Floor Price Proposal”).

For	Against	Abstain/Withheld	Broker Non-Votes
15,478,362	6,072,152	7,752,437	19,493,880

6.	To grant discretionary authority to the Company’s board of directors to amend our Second Amended and Restated Certificate of Incorporation, as amended, to effect one or more consolidations of the issued and outstanding shares of our Common Stock with each reverse stock split ratio ranging from 1:2 up to 1:30 (each, a “Reverse Stock Split”); provided that (i) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1:60 and (ii) any Reverse Stock Split is completed prior to the one-year anniversary of the date on which the Reverse Stock Split Proposal is approved by the Company’s stockholders (the “Reverse Stock Split Proposal”).

For	Against	Abstain/Withheld	Broker Non-Votes
29,740,216	10,946,497	8,110,208	—

7.	To approve, pursuant to Nasdaq Rule 5635, the issuance of shares of our Common Stock to certain special purpose vehicles managed by entities affiliated with Tony Aquila, our Chief Executive Officer and Executive Chairman (collectively, the “Series C Purchasers”), upon (i) conversion of the Company’s 7.5% Series C Cumulative Perpetual Redeemable Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) pursuant to certain securities purchase agreements entered into with the Series C Purchasers, (ii) election by the Series C Purchasers for payment of dividends on their respective Series C Preferred Stock to be paid in Common Stock and (iii) exercise of warrants to purchase our Common Stock issued in connection with the securities purchase agreements entered into with the Series C Purchasers, in each case, in excess of 20% of the number of shares of our Common Stock outstanding on April 9, 2024 (the “AFVP Share Issuance Proposal”).

For	Against	Abstain/Withheld	Broker Non-Votes
15,529,907	5,970,858	7,802,186	19,493,880

8.	To approve an amendment to our 2020 Equity Incentive Plan (the “2020 EIP”) to increase the number of shares of our Common Stock available and reserved for issuance under the 2020 EIP by an additional 45,000,000 shares of Common Stock (the “EIP Amendment Proposal”).

For	Against	Abstain/Withheld	Broker Non-Votes
13,073,026	8,493,122	7,736,803	19,493,880

9.	To approve an amendment to our 2020 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of our Common Stock available and reserved for issuance under the ESPP by an additional 1,000,000 shares of Common Stock (the “ESPP Amendment Proposal”).

For	Against	Abstain/Withheld	Broker Non-Votes
17,222,727	4,337,386	7,742,838	19,493,880

10.	Ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.

For	Against	Abstain/Withheld	Broker Non-Votes
37,252,342	3,324,554	8,219,935	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2024	CANOO INC.

	By:	/s/ Kunal Bhalla
	Name:	Kunal Bhalla
	Title:	Chief Financial Officer